                                                                Exhibit 10.42(E)
                           FIFTH AMENDMENT AGREEMENT
                           --------------------------

     AGREEMENT, dated October 4, 1995, to be effective as of September 30, 1995, among BUTLER SERVICE GROUP, INC. a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, BUTLER SERVICE GROUP CANADA, LTD., a Canadian corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                  Background
                                  ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of May 31, 1994, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended or supplemented from time to time, the "Credit Agreement").

     B. The Borrower has requested that the Lender extend the date on which the Maximum Revolving Loan shall be reduced to $50,000,000.

     C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.   Modifications.  All the terms and provisions of the Credit Agreement
          -------------
and the other Loan Documents shall remain in full force and effect except that the definition of Maximum Revolving Loan contained in Schedule "1.01" to the Credit Agreement is deleted and the following is substituted therefor:

               "Maximum Revolving Loan" shall mean the agreement of the Lender to make Advances to the Borrower up to the maximum aggregate amount outstanding $55,000,000. Notwithstanding the foregoing, the Maximum Revolving Loan shall be reduced to $50,000,000 upon the sooner to occur of
     (I) the Lender enters into a written agreement with a third party to purchase a participation interest in the Revolving Loan, on terms and conditions satisfactory to the Lender, (ii) the Borrower or the Parent receives proceeds from an offering of its equity securities or the placement of subordinated indebtedness, on terms and conditions satisfactory to the Lender, and (iii) November 30, 1995.

     2.   "Fees" (a) In consideration of the Lender's extension of the date on
          ------
which the Maximum Revolving Loan shall be reduced to $50,000,000, the Borrower agrees to pay the following fees to the Lender:
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          (i)  $5,000 simultaneously with the extension and delivery of this
          Agreement which shall be in consideration of the Lender's agreement to extend such date through October 31, 1995; and

          (ii) $10,000 if the Maximum Revolving Loan has not been reduced to $50,000,000 (or less) on or before November 1, 1995; and

          (iii) $5,000 if the Maximum Revolving Loan has not been reduced to $50,000,000 (or less) on or before November 15, 1995; and

          (iv) $7,000 if the Maximum Revolving Loan has not been reduced to $50,000,000 (or less) on or before November 22, 1995.

     (b) The Borrower agrees that the fees set forth under subsection (a) above shall be deemed "Fees" under the Credit Agreement.

     (c) The Borrower agrees that in no event shall the conditions to the reduction of the Maximum Revolving Loan to $50,000,000 extend beyond November 30, 1995.

     3.   Conditions Precedent.  The Lender's obligations under this Agreement
          --------------------
are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a) Amendment Agreement.  This Agreement duly executed by the parties
              -------------------
hereto.

          (b) Other.  Such other agreements and instruments as the Lender shall
              -----
require.

     4.   Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
          -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Revolving Note without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Revolving Note and other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects except as disclosed in connection with the execution and delivery of the First Amendment Agreement dated December 14, 1994 (the "First Amendment Agreement"). The Borrower
                              -------------------------
represents that except as set forth in the Credit Agreement and the First Amendment Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or either of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or either of the Guarantors to conduct its business. The Borrower acknowledges and represents that the
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resolutions of the Borrower dated May 25, 1994, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     5.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
          ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the amount of the Maximum Revolving Loan, as modified herein.

     6.   Other Representations By Borrower and Guarantors.  The Borrower and
          ------------------------------------------------
the Guarantors each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and Guarantors in accordance with the terms thereof. The Borrower and the Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and the Borrower and the Guarantors each hereby waive every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Revolving Loan and the remedies provided for under the Loan Documents.

     7.   No Waiver By Lender.  The Borrower and the Guarantors each
          -------------------
acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]
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     The parties have executed this Agreement on the date first written above to be effective as of September 30, 1995.


                                          BUTLER SERVICE GROUP, INC.


                                          By:  /s/ Raymond J. Lacroix
                                               ------------------------
                                               Raymond J. Lacroix
                                               Its Senior Vice President
                                               and Chief Financial Officer

                                          BUTLER INTERNATIONAL, INC.


                                          By:  /s/ Raymond J. Lacroix
                                               ------------------------
                                               Raymond J. Lacroix
                                               Its Senior Vice President
                                               and Chief Financial Officer


                                          BUTLER SERVICE GROUP CANADA, LTD.


                                          By:  /s/ Raymond J. Lacroix
                                               ------------------------
                                               Raymond J. Lacroix
                                               Its Senior Vice President
                                               and Chief Financial Officer

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION


                                          By:  /s/ Martin S. Greenberg
                                               -------------------------
                                               Martin S. Greenberg
                                               Its Duly Authorized Signatory